SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Net change in non-cash working capital items:
Inventory	$ (2,193)	$ 418
Prepaid expenses and other assets	(815)	(106)
Taxes recoverable	(354)	78
Taxes payable	(941)	62
Accounts payable and accrued liabilities	352	(1,153)
Amounts receivable	(2,525)	1,447
Amounts due to related parties	(127)	(27)
Net change in non-cash working capital	$ (6,603)	$ 719